THE RIGHT START, INC.
                             PROFORMA BALANCE SHEET
                              AS OF AUGUST 26, 2000
                                   (unaudited)
           After giving effect to the issuance of senior subordinated convertible PIK notes, convertible preferred stock
             Series D and the deconsolidation of RightStart.com Inc.
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
                                                                                                  Proforma
                                                              Actual       Adjusting Entries   deconsolidated
                                                         -----------------                    ------------------
ASSETS
Current assets:
     Cash                                                $        323,000    b) c)  2,062,000  $      2,385,000
     Accounts and other  receivables                              633,000                               633,000
     Intercompany receivable                                      279,000    a)      (279,000)
     Merchandise inventories                                    8,735,000                             8,735,000
     Prepaid catalog expenses
     Other current assets                                       1,009,000                             1,009,000
                                                         -----------------                    ------------------

         Total current assets                                  10,979,000                            12,762,000
                                                         -----------------                    ------------------

Noncurrent assets:
     Property, plant and equipment, net                         8,211,000                             8,211,000
     Deferred income tax benefit                                1,400,000                             1,400,000
     Investment in subsidiary                                  (4,083,000)   a)     4,083,000
     Other non-current assets                                     147,000                               147,000
                                                         -----------------                    ------------------

                                                                5,675,000                             9,758,000
                                                         -----------------                    ------------------

                                                         $     16,654,000                      $     22,520,000
                                                         =================                    ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued expenses               $      6,884,000                     $       6,884,000
     Accrued salaries and bonuses                                 570,000                               570,000
     Revolving line of credit                                   4,338,000    b)    (4,338,000)
     Term note payable                                          2,600,000    c)    (1,000,000)        1,600,000
                                                         -----------------                    ------------------
         Total current liabilities                             14,392,000                             9,054,000

Senior subordinated convertible PIK notes                                    c)     3,000,000         3,000,000
Deferred rent                                                   1,430,000                             1,430,000
                                                         -----------------                    ------------------
         Total liabilities                                     15,822,000                            13,484,000

Mandatorily redeemable preferred stock Series A                 2,286,000                             2,286,000

Shareholders' equity:
     Convertible preferred stock Series B                       1,547,000                             1,547,000
     Convertible preferred stock Series C                       3,733,000                             3,733,000
     Convertible preferred stock Series D                                    b)     4,400,000         4,400,000
     Common stock                                              22,722,000                            22,722,000
     Paid in capital                                           15,860,000                            15,860,000
     Deferred compensation                                        (54,000)                              (54,000)
     Accumulated deficit                                      (45,262,000)   a)     3,804,000       (41,458,000)
                                                         -----------------                    ------------------
         Total shareholders' equity                            (1,454,000)                            6,750,000
                                                         -----------------                    ------------------

                                                         $     16,654,000                     $      22,520,000
                                                         =================                    ==================



a)   Investment in subsidiary                                   4,083,000
         Intercompany receivable                                                      279,000
         Current earnings                                                           3,804,000

     To record the effect of deconsolidation of RightStart.com Inc.

b)   Cash                                                          62,000
     Revolving line of credit                                   4,338,000
         Convertible  preferred  stock Series D                                     4,400,000

     To record the issuance of preferred stock, paydown of the revolving line of credit and cash proceeds.

c)   Cash                                                       2,000,000
     Term note payable                                          1,000,000
         Senior subordinated  convertible PIK notes                                 3,000,000

     To record the issuance of senior subordinated convertible PIK notes, paydown of term note and cash proceeds.
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